UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2003

SEARS, ROEBUCK AND CO.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road, Hoffman Estates, Illinois (Address of principal executive offices)	60179 (Zip Code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Item 2. Acquisition or Disposition of Assets.

As previously reported in the Sears, Roebuck and Co. (the "Company") Quarterly Report on Form 10-Q filed on November 5, 2003, the Company completed the sale of its domestic Credit and Financial Products business, including its clubs and services business, to Citicorp on November 3, 2003. This Current Report on Form 8-K is filed to provide the pro forma financial information required under Item 7.

A copy of the Purchase, Sale and Servicing Transfer Agreement dated July 15, 2003 was attached to the Current Report on Form 8-K filed July 17, 2003 as Exhibit 10.1. A copy of Amendment No. 1 to the Purchase, Sale and Servicing Transfer Agreement was attached to the Quarterly Report on Form 10-Q filed November 5, 2003 as Exhibit 2(b).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Consolidated Financial Statements give effect to the sale of the Company's domestic Credit and Financial products business and the entering into of a strategic alliance (the "Transaction") with Citicorp. The Unaudited Pro Forma Consolidated Balance Sheet is derived from the unaudited consolidated balance sheet of the Company as of September 27, 2003 and assumes the Transaction was consummated on September 27, 2003 (as of the last day of the 39-week period ended September 27, 2003). The Unaudited Pro Forma Consolidated Statements of Income give effect to the disposition of the Credit and Financial Products business for the 39-week periods ended September 27, 2003 and September 28, 2002, and for the fiscal year ended December 28, 2002 as if the disposition occurred on December 30, 2001 (as of the first day of the Company's 2002 fiscal year).

The Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the transaction occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position that may occur in the future.

The Unaudited Pro Forma Consolidated Financial Statements do not reflect the use of the net cash proceeds on the Company's ongoing results of operations and its future financial position. The Company anticipates that the net cash proceeds will be used to retire debt that supported the domestic credit card receivables, return cash to the Company's shareholders, and for general corporate purposes, including an incremental contribution to the Company's domestic pension plan.

Under the long-term marketing and servicing alliance (the "Program Agreement"), Citibank (USA) N.A. will provide credit and customer services benefits to the Company's proprietary and Gold MasterCard holders. In addition, Citibank (USA) N.A. will continue to support the Company's current zero-percent financing program. As part of the alliance, the Company will receive annual performance payments from Citibank (USA) N.A. based upon the level of new account and credit sales generation activities as well as other activities.

The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements and notes thereto in (1) the Annual Report on Form 10-K for the year ended December 28, 2002 and (2) the Quarterly Reports on Form 10-Q for the periods ended March 29, 2003, June 28, 2003 and September 27, 2003.

This report contains "forward-looking statements" concerning the use of cash proceeds of the sale of the Company's Credit and Financial Products business and the future impact of the Program Agreement on the Company. These statements are subject to risks and uncertainties that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

Following are some of these risks and uncertainties: Citicorp's ability to successfully integrate and operate the Credit and Financial Products business and the ability of the Company to successfully integrate its retail businesses with a third-party credit card program, which involves training and the integration of complex systems and processes; competitive conditions in retail and credit; changes in consumer confidence and spending; the success of the Full-line Store strategy and other strategies; the possibility that the Company will identify new business and strategic options for one or more of its business segments, potentially including selective acquisitions, dispositions, restructurings, joint ventures and partnerships; the outcome of pending legal proceedings; anticipated cash flow; social and political conditions such as war, political unrest and terrorism or natural disasters; the possibility of negative investment returns in the Company's pension plan; changes in interest rates; the volatility in financial markets; changes in the Company's debt ratings, credit spreads and cost of funds; the possibility of interruptions in systematically accessing the public debt markets; general economic conditions and normal business uncertainty. While the Company believes that its forecasts and assumptions are reasonable, it cautions that actual results may differ materially. The Company intends the forward-looking statements to speak only as of the time first made and does not undertake to update or revise them as more information becomes available.

Unaudited Pro Forma Consolidated Balance Sheet

millions	Sept. 27, 2003 Balance Sheet		Pro Forma Adjustments	Pro Forma Sept. 27, 2003 Balance Sheet

ASSETS
Current assets
Cash and cash equivalents	$1,546		$21,270 [1]	$22,816
Sears Canada credit card receivables	1,939			1,939
Less allowance for uncollectible accounts	51			51

Net credit card receivables	1,888			1,888
Other receivables	632			632
Merchandise inventories	6,243			6,243
Prepaid expenses and deferred charges	517			517
Deferred income taxes	818		(300)[2]	518
Assets held for sale	27,818		(27,622)[3]	196

Total current assets	39,462		(6,652)	32,810

Property and equipment, net	6,660			6,660
Deferred income taxes	443			443
Goodwill	945			945
Tradenames and other intangible assets	710			710
Other assets	870			870

TOTAL ASSETS	$49,090		$(6,652)	$42,438

LIABILITIES
Current liabilities
Short-term borrowings	$6,179	$		$6,179
Current portion of long-term debt and capitalized lease obligations	2,595			2,595
Accounts payable and other liabilities	7,058		1,325 [4]	8,383
Unearned revenues	1,245			1,245
Other taxes	472			472
Liabilities held for sale	10,602		(10,573)[5]	29

Total current liabilities	28,151		(9,248)	18,903

Long-term debt and capitalized lease obligations	12,121			12,121
Pension and postretirement benefits	2,010			2,010
Minority interest and other liabilities	1,319			1,319

Total Liabilities	43,601		(9,248)	34,353

SHAREHOLDERS' EQUITY
Common shares	323			323
Capital in excess of par	3,503			3,503
Retained earnings	8,945		2,596 [6]	11,541
Treasury stock - at cost	(6,306)			(6,306)
Deferred ESOP expense	(27)			(27)
Accumulated other comprehensive loss	(949)			(949)

Total Shareholders' Equity	5,489		2,596	8,085

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$49,090		$(6,652)	$42,438

Notes to Unaudited Pro Forma Consolidated Balance Sheet

1 To reflect the net cash proceeds resulting from the transaction assuming the transaction closed on
   September 27, 2003.

2 To reflect the estimated impact of the transaction on deferred taxes.

3 To reflect the assets of the Credit and Financial Products business, including clubs and services classified as held for sale per the reported balance sheet.

4 To reflect estimated current income taxes payable and other costs directly related to the transaction.

5 To reflect the liabilities of the Credit and Financial Products business, including clubs and services as held for sale per the reported balance sheet.

6 To reflect the estimated after-tax net gain on the transaction.

Unaudited Pro Forma Consolidated Statement of Income
millions, except per share data	39 Weeks Ended Sept. 27, 2003	Remove Historical Amounts [1]	Pro Forma Adjustments		Pro Forma 39 Weeks Ended Sept. 27, 2003
Merchandise sales and services	$24,734	$(26)	$111	[2]	$24,819
Credit and financial products revenues	4,136	(3,903)	--		233

Total revenues	28,870	(3,929)	111		25,052
Cost of sales, buying and occupancy	18,013	(12)	--		18,001
Depreciation and amortization	681	(13)	--		668
Selling and administrative	6,666	(785)	12	[3]	5,893
Provision for uncollectible accounts	1,511	(1,467)	--		44
Special charges and impairments	112	--	--		112
Interest expense	847	(717)	259	[5]	389

Total costs and expenses	27,830	(2,994)	271		25,107

Operating income (loss)	$1,040	$(935)	$(160)		$(55)
Other income	16	--	--		16

Income before income taxes and minority interest	1,056	(935)	(160)		(39)
Income (taxes) benefit	(392)	337	58	[4]	3
Minority interest	(16)	--	--		(16)

Net income (loss)	$648	$(598)	$(102)		$(52)

Earnings per common share:
Basic	2.18				(0.17)
Diluted	2.17				(0.17)

Weighted average common shares:
Basic	297.1				297.1
Diluted	298.7				298.7

Notes to Pro Forma Consolidated Statement of Income

1 To reflect the removal of the historical operating results of the Company's Credit and Financial Products business, including clubs and services.

2 To reflect the estimated ongoing revenue earned under the Program Agreement entered into with Citigroup.

3 To reflect the estimated operating expenses related to the Company's administration of the Program Agreement.

4 To reflect the tax effect of the above items at the Company's annual effective income tax rate of 36.5%.

5 To reflect an estimate of the interest expense which would remain; excluding the results of the Company's debt tender. As previously filed
   in   the Form 8-K dated November 17, 2003, the Company repaid $6.4 billion of term debt. An additional $3.6 billion of asset-backed borrowings were repaid as a result of the Company's sale of its Credit and Financial Products business. The Company estimates the loss on these debt extinguishment activities to be approximately $300 million after-tax.  Also, as a result of the retirement of debt which supported domestic credit card receivables, the Company expects to write-off the accumulated derivative loss of approximately $180 million after-tax recorded within accumulated other comprehensive loss in the Condensed Consolidated Balance Sheet at September 27, 2003. The impact of these activities has not been included above.

Unaudited Pro Forma Consolidated Statement of Income
millions, except per share data	52 Weeks Ended Dec. 28, 2002	Remove Historical Amounts [1]	Pro Forma Adjustments	Pro Forma 52 Weeks Ended Dec. 28, 2002
Merchandise sales and services	$35,698	$(41)	$167 [2]	$35,824
Credit and financial products revenues	5,668	(5,392)		276

Total revenues	41,366	(5,433)	167	36,100
Cost of sales, buying and occupancy	25,646	(13)	--	25,633
Depreciation and amortization	875	(19)	--	856
Selling and administrative	9,249	(1,190)	18 [3]	8,077
Provision for uncollectible accounts	2,261	(2,203)	--	58
Special charges and impairments	111	--	--	111
Interest expense	1,143	(1,014)	436 [5]	565

Total costs and expenses	39,285	(4,439)	454	35,300

Operating income (loss)	$2,081	$(994)	$(287)	$800
Other income	372	--	--	372

Income before income taxes and minority interest and cumulative effect of change in accounting principle	2,453	(994)	(287)	1,172
Income (taxes) benefit	(858)	353	104 [4]	(401)
Minority interest	(11)	--	--	(11)

Income (loss) before cumulative effect of change in accounting principle	$1,584	$(641)	$(182)	$760

Earnings per common share:
Basic before cumulative effect of accounting change	4.99			2.39
Diluted before cumulative effect of accounting change	4.94			2.37

Weighted average common shares:
Basic	317.4			317.4
Diluted	320.7			320.7

Notes to Pro Forma Consolidated Statement of Income

1 To reflect the removal of the historical operating results of the Company's Credit and Financial Products business, including clubs and services.

2 To reflect the estimated ongoing revenue earned under the Program Agreement entered into with Citigroup.

3 To reflect the estimated operating expenses related to the Company's administration of the Program Agreement.

4 To reflect the tax effect of the above items at the Company's annual effective income tax rate of 36.5%.

5 To reflect an estimate of the interest expense which would remain excluding the results of the Company's debt tender. As previously filed in the Form 8-K dated November 17, 2003, the Company repaid $6.4 billion of term debt. An additional $3.6 billion of
   asset-backed   borrowings were repaid as a result of the Company's sale of its Credit and Financial Products business. The Company
   estimates the loss   on these debt extinguishment activities to be approximately $300 million after-tax. Also, as a result of the retirement of debt which supported domestic credit card receivables, the Company expects to  write-off the accumulated derivative loss
   of approximately $180   million after-tax recorded within accumulated other comprehensive loss in the Condensed Consolidated
   Balance Sheet at September 27,   2003. The impact of these items has not been included above.

Unaudited Pro Forma Consolidated Statement of Income
millions, except per share data	39 Weeks Ended Sept. 28, 2002	Remove Historical Amounts [1]	Pro Forma Adjustments		Pro Forma 39 Weeks Ended Sept. 28, 2002
Merchandise sales and services	$24,639	$(31)	$115	[2]	$24,723
Credit and financial products revenues	4,209	(4,002)			207

Total revenues	28,848	(4,033)	115		24,930
Cost of sales, buying and occupancy	17,902	(13)	--		17,889
Depreciation and amortization	650	(14)	--		636
Selling and administrative	6,637	(899)	12	[3]	5,750
Provision for uncollectible accounts	1,685	(1,652)	--		33
Special charges and impairments	111	--	--		111
Interest expense	866	(772)	343	[5]	437

Total costs and expenses	27,851	(3,350)	355		24,856

Operating income (loss)	$997	$(683)	$(240)		$74
Other income	98	--	--		98

Income before income taxes and minority interest and cumulative effect of change in accounting principle	1,095	(683)	(240)		172
Income (taxes) benefit	(382)	243	87	[4]	(52)
Minority interest	23	--	--		23

Income (loss) before cumulative effect of change in accounting principle	$736	$(440)	$(153)		$143

Earnings per common share:
Basic before cumulative effect of accounting change	2.32				0.45
Diluted before cumulative effect of accounting change	2.29				0.44

Weighted average common shares:
Basic	317.4				317.4
Diluted	321.7				321.7

Notes to Pro Forma Consolidated Statement of Income

1 To reflect the removal of the historical operating results of the Company's Credit and Financial Products business, including clubs and services.

2 To reflect the estimated ongoing revenue earned under the Program Agreement entered into with Citigroup.

3 To reflect the estimated ongoing operating expenses related to the Company's administration of the Program Agreement.

4 To reflect the tax effect of the above items at the Company's annual effective income tax rate of 36.5%.

5 To reflect an estimate of the interest expense which would remain excluding the results of the Company's debt tender. As previously filed in the Form 8-K dated November 17, 2003, the Company repaid $6.4 billion of term debt. An additional $3.6 billion of asset-backed borrowings were repaid as a result of the Company's sale of its Credit and Financial Products business. The Company estimates the loss on these debt extinguishment activities to be approximately $300 million after-tax. Also, as a result of the retirement of debt which supported domestic credit card receivables, the Company expects to write-off the accumulated derivative loss of approximately $180 million after-tax recorded within accumulated other comprehensive loss in the Condensed Consolidated
   Balance Sheet at September 27, 2003. The impact of these items has not been included above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.

Date: December 18, 2003	By: /s/ Glenn R. Richter Glenn R. Richter Senior Vice President and Chief Financial Officer